Exhibit 99.2







                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                      SECTION 906 OF THE SARBANES-OXLEY ACT
                                     OF 2002


In connection with the quarterly report of Allied First Bancorp, Inc. (the "Company") on Form 10-QSB for the quarter ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Brian K. Weiss, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  November 14, 2002
                                           /s/ Brian K. Weiss
                                           -------------------------------------
                                           Brian K. Weiss